Exhibit 10.6

AMENDMENT NO. 1

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium & Space Exploration Technologies Corp. Proprietary Information

PREAMBLE

This Amendment No. 1 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (the “Contract”) is entered into on this 17th day of September, 2010, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor have engaged in discussions relating to changes each would like to incorporate in the Contract; and

WHEREAS, the Parties now desire to amend Sections 1.1, 2.1.3, 2.2, 4.2, 8.3, 11.1.1(C), 13.2, 17.1, 17.3, 23.1(A), 23.2 and 23.3 of the Contract and Table C.2 of the Statement of Work.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: Section 1.1 of the Contract is hereby amended by adding a new definition for “Falcon 9 [***…***]” immediately following the definition of “Failure Review Board” as follows:

“Falcon 9 [***…***]” means a [***…***] which meets [***…***] as set forth in: (i) [***…***]; (ii) [***…***]; and (iii) [***…***]; and which has been [***…***] anticipated to include [***…***] of: (1) [***…***]; (2) [***…***]; and (3) [***…***]”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Article 3: Section 2.1.3 of the Contract is hereby deleted and replaced in its entirety by the following:

“Notwithstanding Sections 2.1.1 or 2.1.2, Customer may procure up to [***…***] further Additional Launch(es), that may be exercised up through [***…***], that at the time of such exercise are assigned a Launch Slot ending no later than [***…***] (subject to available Launch Opportunities). The pricing for such Additional Launch(es) [***…***] associated with [***…***] as of the applicable exercise date thereof. The Milestones and Milestone Payment percentages for such Additional Launch(es) under this Section 2.1.3 shall be the same as set forth in Exhibit E. For the Additional Launch(es) exercised by Customer in accordance with this Section 2.1.3, the Launch Slot for such Launch Service shall be designated so as to occur within [***…***] of the Launch Services exercise date, provided however that such Launch Service is performed prior to [***…***]. Customer shall pay to Contractor a reservation fee of [***…***] US Dollars (US$[***…***]) for each Additional Launch procured pursuant to this Section 2.1.3 no later than the start of the Launch Campaign Period. Such reservation fee will be applied to the first Milestone Payment for the applicable Additional Launch. If Customer does not exercise an Additional Launch pursuant to this Section 2.1.3, the reservation fee paid for such Additional Launch to Contractor will be refunded to Customer within [***…***] of Customer’s notice of such effect.”

Article 4: Section 2.2 of the Contract is hereby modified by (i) deleting the words “[***…***]” immediately before the text “following receipt of Customer’s notice” in the second sentence and (ii) inserting the words “[***…***]” in place thereof.

Article 5: Section 4.2 of the Contract is hereby deleted in its entirety and shall be reserved.

Article 6: The table in Section 8.3 of the Contract is hereby amended by adding the following addresses under the “With a copy to” section of the “Notices to Contractor” column.

[***…***], Contracts Officer

Space Exploration Technologies Corp.

1 Rocket Road

Hawthorne, CA 90250

Telephone: [***…***]

Fax: [***…***]

E-mail: [***…***]

and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[***…***], Director of Project and Mission Management

Space Exploration Technologies Corp.

1 Rocket Road

Hawthorne, CA 90250

Telephone: [***…***]

Fax: [***…***]

E-mail: [***…***]

Article 7: Section 11.1.1(C) of the Contract is hereby deleted and replaced in its entirety by the following:

“No later than [***…***], but in any event prior to [***…***], Contractor shall demonstrate compliance of the Falcon 9 [***…***] vehicle with the [***…***] set forth in [***…***], of the SOW via flight data and analysis by successfully achieving:

(i)	[***…***] Falcon 9 [***…***], or if such [***…***], then [***…***] shall have [***…***] set forth in [***…***] shall have [***…***];

(ii)	[***…***];

(iii)	[***…***] Falcon 9 [***…***], or (b) between [***…***] Contract and [***…***] Falcon 9 [***…***]; and

(iv)	[***…***] Falcon 9 [***…***], including [***…***] incorporates [***…***].

If each of (i) to (iv) above [***…***] for purposes of this Contract [***…***].”

Article 8: Section 13.2 of the Contract is hereby modified by (i) deleting the words “[***…***]” immediately before the text “of Customer’s written request” in the second sentence and (ii) inserting the words “[***…***]” in place thereof.

Article 9: Table 17-1 set forth in Section 17.1 of the Contract is hereby deleted and replaced in its entirety by the following:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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TABLE 17-1
DATE OF TERMINATION BY CUSTOMER	TERMINATION FEE AS A PERCENTAGE OF THE APPLICABLE LAUNCH SERVICE(S) PRICE (RECURRING)	TERMINATION FEE AS A PERCENTAGE OF THE APPLICABLE LAUNCH SERVICE(S) PRICE (NON-RECURRING)

[***…***] to [***…***] months	[***…***]% at [***…***] increasing to [***…***]% at [***…***] months	[***…***] will result in a Fee Equal to [***…***] with respect to Non-Recurring Launch Service [***…***]. [***…***].
[***…***] months to [***…***] months	[***…***]% at [***…***] months [***…***] increasing to [***…***]% at [***…***] months
[***…***] months to [***…***] months	[***…***]% at [***…***] months [***…***] increasing to [***…***]% at [***…***] months and shall remain at [***…***]% thereafter

Article 10: Section 17.3 of the Contract is hereby modified by (i) deleting the words “[***…***]” immediately after the words “not to exceed” in the first sentence and (ii) inserting the words “[***…***]” in place thereof.

Article 11: Section 23.1(A) is deleted and replaced in its entirety by the following:

“(A)	Signature of the Contract by both Parties, and payment by Customer of advance payments equal to:

(i)	[***…***] United States dollars (US$[***…***]) [***…***], to occur upon the later of: (a) [***…***], or (b) [***…***] Business Days following receipt of Contractor’s invoice (such invoice to be tendered after Contract signature); plus

(ii)	An additional [***…***] United States dollars (US$[***…***]) [***…***], following receipt of Contractor’s invoice for the balance of Recurring Milestone No. 1 (such invoice to be dated [***…***] and such payment to be due and payable on [***…***]); plus

(iii)	[***…***] United States dollars (US$[***…***]) of the aggregate [***…***] for [***…***] for [***…***] within [***…***] Days [***…***] compliance with [***…***] set forth in [***…***]; and”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Article 12: Section 23.2 of the Contract is hereby modified by (i) deleting the word “payment” immediately before the text “referenced in Section 23.1(A)” and (ii) inserting the word “payments” in place thereof.

Article 13: Section 23.3 of the Contract is hereby deleted and replaced in its entirety by the following:

“If [***…***] does not occur by [***…***], or such later date that [***…***] by Contractor to Customer within [***…***] Days and [***…***].”

Article 14: Table C.2 of the Statement of Work is hereby amended as follows:

(a)	The word “[***…***]” is deleted in the Milestone Category of M/S L;

(b)	Milestone Success Criteria (g.) under M/S L is hereby deleted and replaced by the following;

“Provides [***…***] that [***…***], followed by [***…***] that such [***…***].”;

(c)	The word “[***…***]” is deleted in the Milestone Category of M/S M; and

(d)	Milestone Success Criteria (g.) under M/S M is hereby deleted and replaced by the following:

“Provides [***…***] that [***…***], followed by [***…***] that such [***…***].”

Article 15: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 16: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer		For Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.

Signature:	/s/ John Brunette	Signature:	/s/ Elon Musk
Name:	John Brunette	Name:	Elon Musk

Title:	Chief Legal & Administrative Officer	Title:	Chairman and CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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